Exhibit 99.1  Capital City Bank Group, Inc.'s Press Release, dated
              July 22, 2004



[CCBG LOGO]                                          For Information Contact:
Corporate Headquarters                        J. Kimbrough Davis 850-671-0300
217 North Monroe Street                              Executive Vice President
Tallahassee, FL 32301                                 Chief Financial Officer


                                                                 News Release
                                          For Immediate Release July 22, 2004

                   CAPITAL CITY BANK GROUP, INC. REPORTS
                        SECOND QUARTER EARNINGS OF
                         $0.48 PER DILUTED SHARE


HIGHLIGHTS

* Quarterly earnings totaled $6.4 million, or $0.48 per share, a decrease of $.01 per share or 2.0% over the second quarter of 2003.
* Net interest margin improved 11 basis points to 4.99% over the first quarter 2004, which continues to significantly exceed peer group.
* Noninterest income up 5.8% over the second quarter of 2003, primarily attributable to improved deposit and asset management fees.
* Period-end Loans grew 14.2% over second quarter 2003, reflecting strong growth in CCBG's existing markets and loans acquired in the Quincy State Bank purchase.
* Credit quality remains strong as indicated by a nonperforming asset ratio of .27% and a net charge-off ratio of .18%.




EARNINGS HIGHLIGHTS

                                                         Three Months Ended             Six Months Ended
                                                  --------------------------------    --------------------
                                                  June 30,    March 31,   June 30,    June 30,    June 30,
(Dollars in thousands, except per share data)       2004        2004        2003        2004        2003
----------------------------------------------------------------------------------------------------------
EARNINGS
Net Income                                        $ 6,443       4,847       6,440      11,290      12,801
Diluted Earnings Per Common Share                 $  0.48        0.37        0.49        0.85        0.97
----------------------------------------------------------------------------------------------------------
PERFORMANCE
Return on Average Equity                            12.33%       9.45       13.26       10.90       13.40
Return on Average Assets                             1.34        1.06        1.45        1.21        1.44
Net Interest Margin                                  4.99        4.88        5.09        4.93        5.13
Noninterest Income as % of Operating Revenue        34.39       33.64       34.16       34.03       33.56
Efficiency Ratio                                    63.87       68.06       60.57       65.87       60.76
----------------------------------------------------------------------------------------------------------
CAPITAL ADEQUACY
Tier 1 Capital Ratio                                10.98%      11.09       12.58       10.98       12.58
Total Capital Ratio                                 11.86       12.01       13.52       11.86       13.52
Leverage Ratio                                       8.34        8.38        8.85        8.34        8.85
Equity to Assets                                    10.35       10.57       10.45       10.35       10.45


                                 1

                                                         Three Months Ended             Six Months Ended
                                                  --------------------------------    --------------------
                                                  June 30,    March 31,   June 30,    June 30,    June 30,
(Dollars in thousands, except per share data)       2004        2004        2003        2004        2003
----------------------------------------------------------------------------------------------------------
ASSET QUALITY
Allowance as % of Non-Performing Loans             452.82%     717.20      331.15      452.82      331.15
Allowance as a % of Loans                            0.90        0.94        0.93        0.90        0.93
Net Charge-Offs as % of Average Loans                0.18        0.29        0.27        0.23        0.27
Nonperforming Assets as % of Loans and ORE           0.27        0.20        0.38        0.27        0.38
----------------------------------------------------------------------------------------------------------STOCK PERFORMANCE
High                                              $ 43.15       45.55       36.43       45.55       36.43
Low                                                 35.54       39.05       29.74       35.50       26.81
Close                                             $ 39.59       41.25       36.08       39.59       36.08
Average Daily Trading Volume                       12,294       8,328      13,251      10,311      12,170
----------------------------------------------------------------------------------------------------------





TALLAHASSEE -- Capital City Bank Group, Inc. (NASDAQ: CCBG) reported earnings for the second quarter totaling $6.4 million, or $0.48 per diluted share. This compares to $6.4 million, or $0.49 per diluted share in the second quarter of 2003, a decrease of $.01 per share, or 2.0%. The Return on Average Assets was 1.34% and the Return on Average Equity was 12.33%, compared to 1.45% and 13.26%, respectively, for the comparable period in 2003.

Growth in operating revenues of 5.1% was offset by higher expense levels, reflecting the addition of three new offices in the second half of 2003 and the acquisition of Quincy State Bank in the first quarter of 2004.

William G. Smith, Jr., President and CEO, stated, "The Company turned in a solid performance during the second quarter and has momentum heading into the latter half of this year. Loan growth continues to boost the margin and credit quality remains strong."

Net interest income in the second quarter was up $941,000, or 4.7% compared to the second quarter of 2003, due primarily to a decrease in interest expense of 17.3%. While net interest income on a dollar basis improved, the net interest margin declined 10 basis points from the second quarter of 2003 to a level of 4.99%, reflecting a 32 basis point decline in earning asset yields partially offset by an improvement in the cost of funds of 22 basis points. The margin stabilized in the first quarter of 2004 and, on a linked quarter basis, posted an 11 basis point improvement in the second quarter attributable to strong loan growth.

Provision for loan losses of $580,000 represents a $306,000 reduction over the second quarter of 2003, reflecting a decrease in net charge-offs. Net charge-offs totaled $649,000, or .18% of average loans for the quarter compared to $889,000, or .27% for the second quarter of 2003. At quarter-end the allowance for loan losses was .90% of outstanding loans and provided coverage of 453% of nonperforming loans.

Noninterest income increased $603,000, or 5.8%, over the second quarter of 2003, primarily due to higher deposit and asset management fees, and other income. These increases were partially offset by a reduction in mortgage banking revenues. The increase in deposit fees was driven by higher NSF/OD fees, partially attributable to a recent change in fee structure and lower NSF/OD charge-offs. Improvement in asset management fees reflects the recent acquisition of trust accounts from Synovus Trust Company. Higher merchant service fees and retail brokerage fees contributed to the improvement in other income. Mortgage banking revenues declined from the comparable period in 2003 reflecting a general slow-down in residential lending markets. However, revenues grew $292,000, or 42.1% from first to second quarter.

Noninterest expense grew by $2.1 million, or 10.7%, in the second quarter of 2004. Higher expense for compensation, occupancy, and advertising expense were the primary reasons for the increase. The increase in compensation was driven by higher expense for associate salaries, pension, and associate insurance. These increases are primarily attributable to the late first quarter integration of Quincy State Bank. The increase in occupancy was driven by higher depreciation, premises rental, and software license expense, primarily attributable to an increase in the number of offices. Advertising expense increased consistent with several initiatives implemented in the second quarter and will fluctuate consistent with advertising strategies planned throughout the year.

Average earning assets for the quarter increased $109.5 million, or 6.8%, over the comparable period in 2003. The increase in earning assets was driven by a $174.4 million, or 13.3% increase in average loans generated from growth in existing markets and $85 million in loans acquired in the recent Quincy State Bank purchase. All loan categories reflect strong gains. Offsetting the increase in average loans was a decrease in short-term investments of $68.7 million, or 60.1%.

Nonperforming assets of $4.1 million declined from the second quarter of 2003 by $1.0 million and represented .27% of total loans and other real estate at quarter-end. This compares to .38% and .54%, respectively, for the second and fourth quarters of 2003.

Average total deposits increased $122.8 million, or 8.7%, over the second quarter of 2003 driven by a $72.5 million increase in nonmaturity deposits, which produced a favorable shift in deposit mix and a positive impact on the Company's cost of funds. Deposits acquired in the purchase of Quincy State Bank totaled $101 million.

The Company ended the second quarter with approximately $24.8 million in average net overnight funds as compared to $99.3 million in the second quarter of 2003. The decrease reflects loan growth, repayment of $40 million in Federal Home Loan Bank advances, and the use of cash to fund the recent acquisition of Quincy State Bank.

Capital City Bank Group, Inc. is a $2.0 billion financial services company headquarted in Tallahassee, Florida, providing traditional deposit and credit services, asset management, trust, mortgage banking, merchant services, bankcards, data processing and securities brokerage services. Founded in 1895, the Company has 57 banking offices, five residential lending offices, 73 ATMs and 11 Bank 'N Shop locations in Florida, Georgia, and Alabama.


"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The matters discussed in this press release, that are not historical facts, contain forward-looking information with respect to strategic initiatives. Such forward-looking statements are based on current plans and expectations, which are subject to a number of uncertainties and risks that have been described in Capital City Bank Group's annual report on Form 10-K for the fiscal year ended December 31, 2003, and the Company's other filings with the Securities and Exchange Commission. These uncertainties and risks could cause future results to differ materially from those anticipated by such statements.


CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT OF INCOME
Unaudited
----------------------------------------------------------------------------------------------------------------------------
                                                             2004                        2003               Six Months Ended
                                                      ------------------     ----------------------------       June 30,
                                                      Second      First      Fourth      Third     Second   ----------------
(Dollars in thousands, except per share data)         Quarter    Quarter     Quarter    Quarter    Quarter    2004     2003
----------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and Fees on Loans                           $ 22,922     21,272      21,398     21,747     22,126    44,194  44,289
Interest on Investment Securities                       1,227      1,176       1,350      1,434      1,539     2,403   3,349
Interest on Funds Sold                                    116        222         274        303        332       338     685
----------------------------------------------------------------------------------------------------------------------------
     Total Interest Income                             24,265     22,670      23,022     23,484     23,997    46,935  48,323
----------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on Deposits                                    2,385      2,394       2,558      2,729      3,053     4,779   6,280
Interest on Short-term Borrowings                         249        287         319        282        340       536     669
Interest on Long-term Debt                                587        497         462        495        501     1,084   1,045
----------------------------------------------------------------------------------------------------------------------------
Total Interest Expense                                  3,221      3,178       3,339      3,506      3,894     6,399   7,994
----------------------------------------------------------------------------------------------------------------------------
Net Interest Income                                    21,044     19,492      19,683     19,978     20,103    40,536  40,329
Provision for Loan Losses                                 580        961         850        921        886     1,541   1,665
----------------------------------------------------------------------------------------------------------------------------
Net Interest Income after Provision for Loan Losses    20,464     18,531      18,833     19,057     19,217    38,995  38,664
============================================================================================================================
NONINTEREST INCOME
Service Charge Revenue                                  4,427      3,944       4,155      4,123      4,074     8,371   8,041
Data Processing Revenue                                   703        633         656        578        611     1,336   1,169
Asset Management Fees                                     950        741         735        660        650     1,691   1,255
Mortgage Banking Revenue                                  986        694       1,140      2,066      1,540     1,680   2,884
Other Fees                                              3,965      3,869       3,928      3,525      3,553     7,834   7,024
----------------------------------------------------------------------------------------------------------------------------
     Total Noninterest Income                          11,031      9,881      10,614     10,952     10,428    20,912  20,373
============================================================================================================================
NONINTEREST EXPENSE
Compensation                                           10,809     10,740      10,016     10,551      9,766    21,549  19,894
Premises                                                1,749      1,617       1,504      1,589      1,510     3,366   2,879
FF&E                                                    1,977      2,063       2,123      2,048      1,874     4,040   3,669
Intangible Amortization                                   926        826         810        810        810     1,752   1,621
Other Expense                                           6,140      5,829       6,140      5,186      5,556    11,969  10,880
----------------------------------------------------------------------------------------------------------------------------
     Total Noninterest Expense                         21,601     21,075      20,593     20,184     19,516    42,676  38,943
============================================================================================================================

OPERATING PROFIT                                        9,894      7,337       8,854      9,825     10,129    17,231  20,094
Provision for Income Taxes                              3,451      2,490       2,758      3,529      3,689     5,941   7,293
----------------------------------------------------------------------------------------------------------------------------
NET INCOME                                           $  6,443      4,847       6,096      6,296      6,440    11,290  12,801
============================================================================================================================
PER SHARE DATA
Basic Earnings                                       $   0.48       0.37        0.47       0.47       0.49      0.85    0.97
Diluted Earnings                                         0.48       0.37        0.46       0.47       0.49      0.85    0.97
Cash Dividends                                       $  0.180      0.180       0.180      0.170      0.170     0.360   0.306
AVERAGE SHARES
Basic                                                  13,274     13,262      13,223     13,221     13,209    13,268  13,209
Diluted                                                13,277     13,286      13,265     13,260     13,255    13,271  13,255
============================================================================================================================

                                                             4



CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
Unaudited
-----------------------------------------------------------------------------------------------------------------
                                                              2004                            2003
                                                     ----------------------     ---------------------------------
                                                       Second      First         Fourth      Third       Second
(Dollars in thousands, except per share data)          Quarter     Quarter       Quarter     Quarter     Quarter
-----------------------------------------------------------------------------------------------------------------
ASSETS
Cash and Due From Banks                              $   97,154     93,427        93,140     105,407      98,388
Funds Sold                                              107,399     90,469       125,452     161,579     168,773
-----------------------------------------------------------------------------------------------------------------
     Total Cash and Cash Equivalents                    204,553    183,896       218,592     266,986     267,161

Investment Securities, Available-for-Sale               183,732    188,763       181,734     162,734     170,745

Loans, Net of Unearned                                1,521,497  1,465,804     1,341,632   1,322,888   1,332,387
  Allowance for Loan Losses                             (13,657)   (13,720)      (12,429)    (12,424)    (12,434)
-----------------------------------------------------------------------------------------------------------------
     Loans, Net                                       1,507,840  1,452,084     1,329,203   1,310,464   1,319,953

Premises and Equipment                                   56,263     56,394        54,011      55,347      53,132
Intangible Assets                                        40,608     41,512        25,792      26,603      27,413
Other Assets                                             33,834     34,604        37,170      32,289      32,186
-----------------------------------------------------------------------------------------------------------------
     Total Other Assets                                 130,705    132,510       116,973     114,239     112,731
-----------------------------------------------------------------------------------------------------------------
Total Assets                                         $2,026,830  1,957,253     1,846,502   1,854,423   1,870,590
=================================================================================================================
LIABILITIES
Deposits:
  Noninterest Bearing Deposits                       $  520,118    482,703       455,550     456,302     456,050
  Interest Bearing Deposits                           1,092,618  1,088,963     1,018,655   1,029,139   1,042,527
-----------------------------------------------------------------------------------------------------------------
     Total Deposits                                   1,612,736  1,571,666     1,474,205   1,485,441   1,498,577

Short-Term Borrowings                                   127,012    112,343       108,184     112,255     101,629
Long-Term Debt                                           58,427     49,950        46,475      38,016      57,664
Other Liabilities                                        18,934     16,366        14,829      19,820      17,251
-----------------------------------------------------------------------------------------------------------------
Total Liabilities                                     1,817,109  1,750,325     1,643,693   1,655,532   1,675,121
-----------------------------------------------------------------------------------------------------------------
SHAREOWNERS' EQUITY
Common Stock                                                133        132           132         132         132
Additional Paid-in-Capital                               17,922     17,788        16,157      15,278      15,447
Retained Earnings                                       191,645    187,592       185,134     181,395     177,346
Accumulated Other Comprehensive Income                       21      1,416         1,386       1,786       2,544
-----------------------------------------------------------------------------------------------------------------
Total Shareowners' Equity                               209,721    206,928       202,809     198,891     195,469
-----------------------------------------------------------------------------------------------------------------
Total Liabilities and Owners' Equity                 $2,026,830  1,957,253     1,846,502   1,854,423   1,870,590
=================================================================================================================
OTHER BALANCE SHEET DATA
Earning Assets                                       $1,812,628  1,745,036     1,648,818   1,647,201   1,671,905
Intangible Assets
  Goodwill                                               19,656     19,633         6,680       6,680       6,680
  Deposit Base                                           19,786     20,683        19,112      19,923      20,733
  Other                                                   1,166      1,196             -           -           -
Interest Bearing Liabilities                          1,278,057  1,251,256     1,173,314   1,179,410   1,201,820
-----------------------------------------------------------------------------------------------------------------
Book Value Per Diluted Share                         $    15.80      15.54         15.27       15.00       14.73
Tangible Book Value Per Diluted Share                     12.74      12.43         13.33       13.00       12.67
-----------------------------------------------------------------------------------------------------------------
Actual Basic Shares Outstanding                          13,275     13,273        13,236      13,222      13,221
Actual Diluted Shares Outstanding                        13,277     13,312        13,280      13,256      13,267
=================================================================================================================

                                                           5


CAPITAL CITY BANK GROUP, INC.
ALLOWANCE FOR LOAN LOSSES
  AND NONPERFORMING ASSETS
Unaudited
-----------------------------------------------------------------------------------------------------------------
                                                              2004                            2003
                                                     ----------------------     ---------------------------------
                                                       Second      First         Fourth      Third       Second
(Dollars in thousands, except per share data)          Quarter     Quarter       Quarter     Quarter     Quarter
-----------------------------------------------------------------------------------------------------------------
ALLOWANCE FOR LOAN LOSSES
Balance at Beginning of Period                         $13,720      12,429        12,424      12,434      12,437
Acquired Reserves                                            6       1,307             0           0           0
Provision for Loan Losses                                  580         961           850         921         886
Net Charge-Offs                                            649         977           845         931         889
-----------------------------------------------------------------------------------------------------------------
Balance at End of Period                               $13,657      13,720        12,429      12,424      12,434
=================================================================================================================
As a % of Loans                                           0.90%       0.94          0.93        0.94        0.93
As a % of Nonperforming Loans                           452.82      717.20        529.80      183.35      331.15
As a % of Nonperforming Assets                          334.73      459.63        170.24      148.51      244.73
=================================================================================================================
CHARGE-OFFS
Commercial, Financial and Agricultural                 $   286         167            46          61         177
Real Estate - Construction                                   0           0             0           0           0
Real Estate - Mortgage                                       0          39             0          91           0
Real Estate - Residential                                   11          83            58         119          32
Consumer                                                   885       1,047         1,054         937         916
-----------------------------------------------------------------------------------------------------------------
Total Charge-Offs                                      $ 1,182       1,336         1,158       1,208       1,125
=================================================================================================================
RECOVERIES
Commercial, Financial and Agricultural                 $    24          12            13          73          42
Real Estate - Construction                                   0           0             0           0           0
Real Estate - Mortgage                                       0           0             0           0           0
Real Estate - Residential                                  176           0            17           0           0
Consumer                                                   333         347           283         204         194
-----------------------------------------------------------------------------------------------------------------
Total Recoveries                                       $   533         359           313         277         236
=================================================================================================================
NET CHARGE-OFFS                                        $   649         977           845         931         889
=================================================================================================================
Net Charge-Offs as a % of Average Loans <F1>              0.18        0.29          0.25        0.28        0.27
=================================================================================================================
RISK ELEMENT ASSETS
Nonaccruing Loans                                      $ 3,016       1,913         2,346       6,776       3,755
Restructured                                                 0           0             0           0           0
-----------------------------------------------------------------------------------------------------------------
  Total Nonperforming Loans                              3,016       1,913         2,346       6,776       3,755
Other Real Estate                                        1,064       1,072         4,955       1,590       1,326
-----------------------------------------------------------------------------------------------------------------
  Total Nonperforming Assets                           $ 4,080       2,985         7,301       8,366       5,081
=================================================================================================================
Past Due Loans 90 Days or More                         $   330       1,351           328         410       1,976
=================================================================================================================
Nonperforming Loans as a % of Loans                       0.20%       0.13          0.17        0.51        0.28
Nonperforming Assets as a % of
   Loans and Other Real Estate                            0.27        0.20          0.54        0.63        0.38
Nonperforming Assets as a % of Capital <F2>               1.83        1.35          3.39        3.96        2.44
=================================================================================================================

<F1>  Annualized
<F2>  Capital includes allowance for loan losses.


CAPITAL CITY BANK GROUP, INC.
AVERAGE BALANCE AND INTEREST RATES <F1>
Unaudited
-------------------------------------------------------------------------------------------------------------------------------
                                                Second Quarter of 2004        First Quarter 2004         Fourth Quarter 2003
                                               -------------------------   -------------------------   ------------------------
                                               Average           Average   Average           Average   Average          Average
(Dollars in thousands)                         Balance  Interest  Rate     Balance  Interest  Rate     Balance  Interest  Rate
--------------------------------------------   -------------------------   -------------------------   ------------------------
ASSETS:
Loans, Net of Unearned Interest               $1,491,142  $22,961  6.19%   1,357,206   21,310  6.32    1,329,673   21,436  6.40

Investment Securities
  Taxable Investment Securities                  134,634      745  2.21      121,702      635  2.09      133,029      774  2.31
  Tax-Exempt Investment Securities                50,191      732  5.83       54,274      822  6.06       58,006      875  6.03
--------------------------------------------------------------------------------------------------------------------------------

Total Investment Securities                      184,825    1,477  3.20      175,976    1,457  3.31      191,035    1,649  3.45

Funds Sold                                        45,688      116  1.01      101,286      222  0.87      115,561      274  0.93
--------------------------------------------------------------------------------------------------------------------------------

Total Earning Assets                           1,721,655  $24,554  5.74%   1,634,468   22,989  5.66    1,636,269   23,359  5.66
                                                          ==============               ============                ============
Cash and Due From Banks                           89,921                      90,327                      81,272
Allowance For Loan Losses                        (13,804)                    (12,725)                    (12,494)
Other Assets                                     131,713                     118,426                     114,505
--------------------------------------------------------                   ---------                   ---------
Total Assets                                  $1,929,485                   1,830,496                   1,819,552
========================================================                   =========                   =========

LIABILITIES:
Interest Bearing Deposits
  NOW Accounts                                $  283,297      121  0.17%     271,878      124  0.18      273,497      130  0.19
  Money Market Accounts                          215,746      239  0.44      215,078      239  0.45      215,540      242  0.44
  Savings Accounts                               129,684       32  0.10      115,985       28  0.10      111,957       28  0.10
  Time Deposits                                  433,514    1,993  1.85      420,501    2,003  1.92      429,209    2,158  1.99
--------------------------------------------------------------------------------------------------------------------------------
                                               1,062,241    2,385  0.90    1,023,442    2,394  0.94    1,030,203    2,558  0.99

Short-Term Borrowings                            109,723      249  0.91      104,406      288  1.11      103,606      319  1.22
Long-Term Debt                                    53,752      587  4.39       47,023      497  4.25       42,881      462  4.27
--------------------------------------------------------------------------------------------------------------------------------
Total Interest Bearing Liabilities             1,225,716  $ 3,221  1.06%   1,174,871    3,179  1.09    1,176,690    3,339  1.13
                                                          ==============               ============                ============

Noninterest Bearing Deposits                     476,389                     433,718                     420,892
Other Liabilities                                 17,169                      15,512                      20,031
--------------------------------------------------------                   ---------                   ---------
Total Liabilities                              1,719,274                   1,624,101                   1,617,613

SHAREOWNERS' EQUITY:                          $  210,211                     206,395                     201,939
--------------------------------------------------------                   ---------                   ---------
Total Liabilities and Shareowners' Equity     $1,929,485                   1,830,496                   1,819,552
========================================================                   =========                   =========
Interest Rate Spread                                      $21,333  4.68%               19,810  4.57               20,020  4.53
========================================================================               ============               ============
Interest Income and Rate Earned                           $24,554  5.74                22,989  5.66               23,359  5.66
Interest Expense and Rate Paid <F2>                         3,221  0.75                 3,179  0.78                3,339  0.81
------------------------------------------------------------------------               ------------               ------------
Net Interest Margin                                       $21,333  4.99%               19,810  4.88               20,020  4.85
========================================================================               ============               ============

<F1> Interest and average rates are calculated on a tax-equivalent basis using the 35% Federal tax rate.
<F2> Rate calculated based on average earning assets.

                                                                   7


CAPITAL CITY BANK GROUP, INC.
AVERAGE BALANCE AND INTEREST RATES <F1>
Unaudited
----------------------------------------------------------------------------------------------------
                                                 Third Quarter of 2003       Second Quarter 2003
                                               -------------------------   -------------------------
                                               Average           Average   Average           Average
(Dollars in thousands)                         Balance  Interest  Rate     Balance  Interest  Rate
--------------------------------------------   -------------------------   -------------------------
ASSETS:
Loans, Net of Unearned Interest               $1,336,139  $21,796  6.47%   1,316,705   22,166  6.75

Investment Securities
  Taxable Investment Securities                  108,234      841  3.09      118,494      929  3.13
  Tax-Exempt Investment Securities                60,306      898  5.96       62,552      923  5.90
----------------------------------------------------------------------------------------------------

Total Investment Securities                      168,540    1,739  4.12      181,046    1,852  4.09

Funds Sold                                       130,010      303  0.91      114,382      332  1.15
----------------------------------------------------------------------------------------------------

Total Earning Assets                           1,634,689  $23,838  5.79%   1,612,133   24,350  6.06
                                                          ==============               ============
Cash and Due From Banks                           80,246                      74,537
Allowance For Loan Losses                        (12,534)                    (12,531)
Other Assets                                     113,604                     112,852
--------------------------------------------------------                   ---------
Total Assets                                  $1,816,005                   1,786,991
========================================================                   =========

LIABILITIES:
Interest Bearing Deposits
  NOW Accounts                                $  263,729      151  0.23%     256,675      193  0.30
  Money Market Accounts                          220,924      257  0.46      211,314      392  0.74
  Savings Accounts                               111,644       28  0.10      109,424       68  0.25
  Time Deposits                                  434,206    2,293  2.10      434,515    2,400  2.22
----------------------------------------------------------------------------------------------------
                                               1,030,503    2,729  1.05    1,011,928    3,053  1.21

Short-Term Borrowings                             92,316      282  1.21      102,510      340  1.33
Long-Term Debt                                    53,041      495  3.70       54,434      501  3.69
-----------------------------------------------------------------------------------------------------
Total Interest Bearing Liabilities             1,175,860  $ 3,506  1.18%   1,168,872    3,894  1.34
                                                          ==============               ============

Noninterest Bearing Deposits                     421,376                     403,870
Other Liabilities                                 19,709                      19,468
--------------------------------------------------------                   ---------
Total Liabilities                              1,616,945                   1,592,210

SHAREOWNERS' EQUITY:                          $  199,060                     194,781
--------------------------------------------------------                   ---------
Total Liabilities and Shareowners' Equity     $1,816,005                   1,786,991
========================================================                   =========
Interest Rate Spread                                      $20,332  4.61%               20,456  4.72
========================================================================               ============
Interest Income and Rate Earned                           $23,838  5.79                24,350  6.06
Interest Expense and Rate Paid <F2>                         3,506  0.85                 3,894  0.97
------------------------------------------------------------------------               ------------
Net Interest Margin                                       $20,332  4.94%               20,456  5.09
------------------------------------------------------------------------               ------------

<F1> Interest and average rates are calculated on a tax-equivalent basis using the 35% Federal tax rate.
<F2> Rate calculated based on average earning assets.

CAPITAL CITY BANK GROUP, INC.
AVERAGE BALANCE AND INTEREST RATES <F1>
Unaudited
----------------------------------------------------------------------------------------------------
                                                   Six Months Ended            Six Months Ended
                                                     June 30, 2004               June 30, 2003
                                               -------------------------   -------------------------
                                               Average           Average   Average           Average
(Dollars in thousands)                         Balance  Interest  Rate     Balance  Interest  Rate
--------------------------------------------   -------------------------   -------------------------
ASSETS:
Loans, Net of Unearned Interest               $1,424,175  $44,271  6.25%   1,303,008   44,375  6.87

Investment Securities
  Taxable Investment Securities                  128,167    1,380  2.15      128,514    2,109  3.28
  Tax-Exempt Investment Securities                52,233    1,554  5.95       63,656    1,877  5.90
----------------------------------------------------------------------------------------------------

Total Investment Securities                      180,400    2,934  3.26      192,170    3,986  4.15

Funds Sold                                        73,487      338  0.91      118,523      685  1.15
----------------------------------------------------------------------------------------------------

Total Earning Assets                           1,678,062  $47,543  5.70%   1,613,701   49,046  6.13
                                                          ==============               =============
Cash and Due From Banks                           90,124                      78,473
Allowance For Loan Losses                        (13,264)                    (12,575)
Other Assets                                     125,069                     112,198
--------------------------------------------------------                   ---------
Total Assets                                  $1,879,991                   1,791,797
========================================================                   =========

LIABILITIES:
Interest Bearing Deposits
  NOW Accounts                                $  277,588      245  0.18%     259,630      396  0.31
  Money Market Accounts                          215,412      478  0.45      212,918      812  0.77
  Savings Accounts                               122,835       60  0.10      107,841      133  0.25
  Time Deposits                                  427,007    3,996  1.88      434,669    4,939  2.29
----------------------------------------------------------------------------------------------------
                                               1,042,842    4,779  0.92    1,015,058    6,280  1.25

Short-Term Borrowings                            107,064      536  1.01      104,642      669  1.29
Long-Term Debt                                    50,387    1,084  4.33       63,354    1,045  3.33
----------------------------------------------------------------------------------------------------
Total Interest Bearing Liabilities             1,200,293  $ 6,399  1.07%   1,183,054    7,994  1.36
                                                          ==============               =============

Noninterest Bearing Deposits                     455,053                     396,744
Other Liabilities                                 16,342                      19,389
--------------------------------------------------------                   ---------
Total Liabilities                              1,671,688                   1,599,187

SHAREOWNERS' EQUITY:                          $  208,303                     192,610
--------------------------------------------------------                   ---------
Total Liabilities and Shareowners' Equity     $1,879,991                   1,791,797
========================================================                   =========
Interest Rate Spread                                      $41,144  4.63%               41,052  4.77
========================================================================               =============
Interest Income and Rate Earned                           $47,543  5.70                49,046  6.13
Interest Expense and Rate Paid <F2>                         6,399  0.77                 7,994  1.00
------------------------------------------------------------------------               -------------
Net Interest Margin                                       $41,144  4.93%               41,052  5.13
------------------------------------------------------------------------               -------------

<F1> Interest and average rates are calculated on a tax-equivalent basis using the 35% Federal tax rate.
<F2> Rate calculated based on average earning assets.

                                                  9